Exhibit 99.1

Pentiv Launches Intelligence Platform for Mortgage Agents and Brokerages

Pineapple Financial evolves into Pentiv, combining its established mortgage operating platform with a new asset-light intelligence model; Usman Maher appointed Chief Financial Officer and Chief Strategy Officer

Toronto, Ontario—October 15, 2026—Pentiv (NYSE American: PAPL), the new operating brand of Pineapple Financial Inc., today announced the launch of its intelligence platform for mortgage agents and brokerages, marking the next phase of the company’s evolution. The platform builds on technology, permissioned data, and workflows developed within Pineapple Financial’s operating network and is designed for broader commercialization across independent brokerages and mortgage networks. The company also announced the appointment of Usman Maher as Chief Financial Officer and Chief Strategy Officer. The company’s common shares will continue to trade under the ticker “PAPL” until the ticker change to “PTIV” becomes effective on NYSE American, which is anticipated to occur on or about October 26, 2026. The corporate renaming to “Pentiv Inc.” remains subject to shareholder approval at the company’s upcoming meeting of shareholders.

Pentiv launches with an asset-light operating model and a growing base of recurring platform revenue. Rather than replace the origination systems brokerages already use, Pentiv is designed to sit above existing infrastructure, unify data and workflows, and apply intelligence to the operating functions that drive brokerage growth. That architecture gives the company a path to scale software and intelligence products beyond the economics of a single brokerage network.

Pentiv’s core operating strategy centers on the commercialization and expansion of its mortgage-intelligence platform. Pineapple Financial serves as the operating foundation, customer zero, and proof environment where products can be developed, tested, and measured in real brokerage workflows before broader deployment. The company’s digital asset treasury and broader treasury strategy provide supporting balance-sheet and capital infrastructure for its longer-term thesis that AI and on-chain finance will increasingly converge, giving Pentiv a vested role in the blockchain network that supports that future.

Mortgage technology has historically focused on automating the loan file, from origination and underwriting to document processing and funding. Pentiv focuses on a different layer: the brokerage itself. Its platform combines brokerage data and workflows in a unified system of record, beginning with applications for recruiting and alternative-mortgage renewals. Pentiv’s roadmap extends that intelligence across onboarding, retention, borrower engagement, and other functions throughout the brokerage lifecycle.

Usman Maher has joined Pentiv as CFO and Chief Strategy Officer. Maher brings more than a decade of experience across private equity, special situations credit, and high-growth fintech. Before joining Pentiv, he served as Senior Director of Strategic Finance at SoFi, where he built the finance function for the company’s member platform and helped scale it into a meaningful contributor to P&L. At Pentiv, Maher will lead financial operations and strategic direction, including platform strategy, capital allocation, reporting, governance, and execution against the company’s commercial milestones.

“At a time when many AI solutions in mortgage appear designed to automate brokerage professionals out of the process, we believe human judgment, trust, and relationships remain essential,” said Usman Maher, Chief Financial Officer and Chief Strategy Officer of Pentiv. “Pentiv is launching a solution that helps brokerages harness AI to compete with large technology platforms while strengthening the professionals at the center of the mortgage process. We will prove the economics inside Pineapple, extend the platform to external brokerages, and scale adoption to build a durable intelligence company and long-term shareholder value.”

Pineapple Financial provides Pentiv with integrated systems, mortgage data, active brokerage workflows, and direct feedback from mortgage professionals using its tools in their day-to-day work. Pentiv’s initial applications, a Recruitment Agent and an Alternative Mortgage Renewal Agent, already operate within Pineapple+, Pineapple Financial’s integrated application environment. The Recruitment Agent is designed to help brokerage leaders identify promising mortgage professionals, prioritize outreach, and manage recruiting workflows. The Alternative Mortgage Renewal Agent is designed to surface at-risk or upcoming alternative-mortgage renewals, suggest outreach, manage documentation, and help mortgage professionals retain more customers and mortgage balances.

“We have spent years building technology around how mortgage professionals actually operate, where friction exists, how brokerages recruit and retain talent, and how agents stay close to borrowers,” said Shubha Dasgupta, CEO of Pentiv and Pineapple Financial. “Pentiv gives us the opportunity to take what we have built and learned inside Pineapple and extend it to the broader industry. Pineapple will remain the environment where we can test, validate, and improve the platform in real workflows, while Pentiv gives us the vehicle to scale that intelligence far beyond our own network. That is what makes this next phase so exciting.”

The opportunity extends materially beyond Pineapple. Mortgage distribution in Canada operates through a large and fragmented network of independent brokerages and mortgage professionals that often rely on multiple disconnected systems, while broker penetration among recent homebuyers continues to grow. Mortgage Professionals Canada’s 2026 consumer research found that 38% of recent homebuyers obtained their mortgage through a broker, up six percentage points from 2024. Among recent first-time buyers, the share reached 48%, an increase of 10 percentage points. In Ontario alone, licensed mortgage brokerages originated more than 270,000 mortgages representing over C$158 billion in volume in 2024, across a channel that includes more than 1,100 independent brokerages. Together, these figures underscore the scale and growing relevance of the broker channel.

Over the coming quarters, Pentiv intends to report against defined commercial and operating proof points, including adoption and measurable outcomes from its recruiting and renewal applications inside Pineapple, additional product deployments, external brokerage pilots and customer agreements, and growth in recurring platform revenue. These milestones are intended to give investors and customers a clear view of the company’s progress from internal proof to third-party commercialization. Pentiv expects to provide additional detail regarding its platform strategy, operating KPIs, and capital allocation framework through future earnings updates and investor communications.

For more information, visit PentivHQ.com.

About Pentiv

Pentiv, the operating brand of Pineapple Financial Inc., is the intelligence platform for the mortgage brokerage industry. It unifies the data, workflows, and applied intelligence behind recruiting, onboarding, retention, borrower engagement, and renewals. Operating from a unified system of record, its solutions reduce administrative work, surface actionable opportunities, and help brokerages scale efficiently while enabling agents to serve more clients, close more business, and grow their books. Pentiv is the operating brand of Pineapple Financial Inc.; the company’s securities filings continue to be made under the legal name Pineapple Financial Inc. pending shareholder approval of the corporate renaming. For more information, visit PentivHQ.com.

Media Contact

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Safe Harbor Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties. They are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and economic needs. These statements are generally identified by words such as “may,” “will,” “could,” “should,” “would,” “intends,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “seeks,” “designed,” “roadmap,” “potential,” “opportunity,” and similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are not guarantees of future performance and are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results and events could differ materially from those expressed or implied by these statements and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission and other applicable securities regulators. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Pentiv undertakes no obligation to update or revise any forward-looking statements, except as required by law.